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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 1, 2003

                             Boston Acoustics, Inc.
               (Exact Name of Registrant as Specified in Charter)

      Massachusetts                  33-9875                   04-2662473
      -------------                  -------                   ----------
(State or Other Jurisdiction      (Commission               (IRS Employer
       of Incorporation)          File Number)              Identification No.)

      300 Jubilee Drive, Peabody, Massachusetts                 01960
     ------------------------------------------------------------------
      (Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code:   (978) 538-5000


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Item 5. Other Events: On April 1, 2003, the Registrant issued a press release announcing that the Company's President and Director, Allan J. Evelyn, has resigned effective April 18, 2003. A copy of the press release is attached as an exhibit to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No. 99.1 - Press Release Dated April 1, 2003 entitled "Boston Acoustics
                   Announces Resignation of President"


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Boston Acoustics, Inc.

Date: April 1, 2003                      By: /s/ Debra A. Ricker-Rosato
                                             ------------------------------
                                             Debra A. Ricker-Rosato
                                             Vice President - Finance

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                                  EXHIBIT INDEX

Exhibit No.              Description of Exhibits

99.1                     Press Release Dated April 1, 2003 entitled
                         "Boston Acoustics Announces Resignation of President"


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